(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

October 31, 2001

> DOW JONES U.S. HEALTH CARE 100 PLUS FUND

> DOW JONES U.S. FINANCIAL 100 PLUS FUND

PERFORMANCE SUMMARY (Unaudited)
Data as of October 31, 2001

                            FUND INFORMATION              ANNUALIZED TOTAL RETURNS AT NAV           ANNUALIZED TOTAL RETURNS WITH
                                                                                                    SALES CHARGE*<F1>
                            ----------------------------  --------------------------------------    ------------------------------
                            NASDAQ             INCEPTION               5      3        1                         5       3     1
                            SYMBOL  CUSIP      DATE       INCEPTION  YEAR    YEAR    YEAR    YTD   INCEPTION    YEAR   YEAR   YEAR
                            ------  -----      ---------  ---------  ----    ----    ----    ---   ---------    ----   ----   ----
DOW EQUITY INDEX
DJ U.S. HEALTH CARE 100 (A) NDJAX   663038727  4/17/01      2.10%      -      -        -     2.10%   -3.26%      -       -     -
DJ U.S. HEALTH CARE 100 (B) NDJBX   663038719  4/17/01      1.70%      -      -        -     1.70%   -3.30%      -       -     -
DJ U.S. HEALTH CARE 100 (C) NDJCX   663038693  4/17/01      1.80%      -      -        -     1.80%   -0.22%      -       -     -
DJ U.S. FINANCIAL 100 (A)   NDUAX   663038685  4/17/01     -8.10%      -      -        -    -8.10%  -12.92%      -       -     -
DJ U.S. FINANCIAL 100 (B)   NDUBX   663038677  4/17/01     -8.40%      -      -        -    -8.40%  -12.98%      -       -     -
DJ U.S. FINANCIAL 100 (C)   NDUCX   663038669  4/17/01     -8.40%      -      -        -    -8.40%  -10.23%      -       -     -

 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Investments in a single industry may involve greater risks and price volatility.

*<F1> The equity fund's Class A shares maximum sales charge is 5.25%. The equity fund Class B shares are subject to a Contingent Deferred Sales Charge
 (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares have a 1.00% sales charge and a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.

 The Advisor has agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds so that total expenses will not exceed 1.15%. The Advisor may discontinue this subsidy at any time. Without such subsidy, returns for the funds would be less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.

 Dow Jones is a trademark of Dow Jones and Company. This mark has been licensed for use by the licensee. Dow Jones does not sponsor, endorse, sell or promote these funds and makes no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2001

                                                               December 20, 2001
DEAR SHAREHOLDER:

I am pleased to provide you with this year's annual report of the North Track Fund Family. As we began our fiscal year in November 2000, we had high expectations of a moderate investment climate, continued interest in a broad range of equity products and optimism towards the future of our economy. The lessons we all learned in the marketplace during the past year highlighted once again the pressing need to persist in a long-term financial plan with core investment principles as the rock on which to build.

Our switch to the North Track name during March of 2001 also marked our strengthened objective to focus on the products and styles that distinguish us. In line with this objective, we created the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund. These new Funds augment our already successful PSE Tech 100 Index Fund. I am pleased to report that our efforts and the recognition of the legitimacy of our concept by the investment community enabled us to raise over $25 million in these two Funds in a relatively short period of time, despite a strong move by investors and advisors into money market and fixed income funds.

As you continue to work with our fund family, you will see the recurring theme of indexed or indexed-like products as our centerpiece. The PSE Tech 100 Fund received a good deal of press and attention during the year, including many articles describing the strength of the concept of the index on which we patterned the Fund. As a complement to our indexing focus, our Managed Growth Fund will reach its third anniversary in January 2002, and now exceeds $25 million in assets.

Additionally, we were pleased with the very small outflow we experienced in the middle part of the year. In fact we achieved a net cash inflow for the entire year, notwithstanding uncertain and adverse market conditions. We believe our success in these difficult times is due to the strength of the financial professionals with whom we work and the long-term outlook they emphasize with each of you, the investors. We are pleased with their focus on keeping their client's best interests in mind, and have engaged them in many discussions about the virtues of patience in a difficult marketplace.

On December 10, 2001, your board of directors approved a plan of reorganization providing for the consolidation of the Achievers Fund into the S&P 100 Plus Fund. If shareholders of the Achievers Fund approve the re-organization, the assets of the Achievers Fund will be consolidated with those of the S&P 100 Plus Fund, and shareholders of the Achievers Fund will receive shares of the S&P 100 Plus Fund with an aggregate dollar value equal to the dollar value of their shares of the Achievers Fund. The transaction is structured as a tax-free reorganization, meaning that shareholders of the Achievers Fund would maintain their cost basis on the exchange of their shares of the Achievers Fund for shares of the S&P 100 Plus Fund. Proxy materials describing in detail the rationale and benefits of this proposed reorganization shortly will be prepared and circulated to shareholders of the Achievers Fund to solicit their approval of the reorganization.

As with everyone else in the country, we were shocked as the events surrounding September 11th unfolded. Just like our great country, we began a series of events, which included first verifying the safety and well being of our most valuable assets, namely our employees, and then contacting the partners with whom we work to assess their situations. We satisfied ourselves that all of our vendors and service providers were operational and experienced no significant problems as a result of these horrific events. My recent trip to New York City reminded me how devastating these events were, and how they have reshaped our thoughts and ideals, our long-term view of investing and, most importantly, our values and priorities in life. Our company is committed to returning to a new normalcy and to revel in even small successes going forward, whether they are professional or personal.

Finally, I want to thank Dr. Richard H. Aster and Augustine J. English for the wisdom and guidance they have shown our shareholders since our fund family's creation in 1984. As two of our founding directors, their commitment and diligence have served the shareholders interests extremely well.

I invite you to read our management commentary about each Fund and our specific thoughts about the economy. We look forward to your continued interest and participation in North Track.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in the Dow Jones U.S. Health Care 100 Plus Fund Class A Shares with the Dow Jones US Healthcare 100 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                   North Track Dow Jones                    Dow Jones
Date           U.S. Health Care 100 Plus Fund        US Healthcare 100 Index
----           ------------------------------        -----------------------
 4/17/01*<F2>               $9,479                            $10,000
 4/30/01                    $9,659                            $10,211
 5/31/01                    $9,905                            $10,503
 6/30/01                    $9,782                            $10,364
 7/31/01                   $10,000                            $10,613
 8/31/01                    $9,744                            $10,348
 9/30/01                    $9,545                            $10,150
10/31/01                    $9,678                            $10,298

*<F2>  April 17, 2001 inception date.

Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN
                                                       Since
                                                     Inception
                                                      4/17/01
                                                      -------
               Dow Jones U.S. Health Care:
                 Class A Shares                       -3.26%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index was designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnical firms and pharmaceutical companies. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Started on April 17, 2001, the Dow Jones U.S. Health Care 100 Plus Fund managed to persevere in a difficult market environment. The Fund ended the fiscal year with a positive net asset value return of 2.10%.

  As witnessed with other sectors of the domestic equity markets, Fund performance was hampered towards the end of the fiscal year by the September 11-related sell-off. However, the Fund fared much better than most other equity mutual funds, thanks to a move into the more defensive health care sector. Attractive characteristics such as future sales and earnings growth, along with some semblance of predictability provided investors with a relative safe haven during the troubling third quarter.

  Since inception, assets within the Fund's three share classes have surpassed $10 million. As the size of the portfolio continues to expand we will begin executing the Fund's "plus" feature, seeking to enhance performance as compared to the benchmark index.

  Looking towards the future, the defensive nature of the health care sector should continue to attract equity investors well into 2002. Expansion of drug pipelines, development and innovation in the areas of biotechnology, genomics and stem-cell research, and subtle increases in hospital and physicians' costs should help health care companies to recognize stable, if not enhanced financial performance. This, in turn, should translate profitably for investors in the Dow Jones U.S. Health Care 100 Plus Fund.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in the Dow Jones U.S. Financial 100 Plus Fund Class A Shares with the Dow Jones US Financial 100 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                    North Track Dow Jones                 Dow Jones
Date             U.S. Financial 100 Plus Fund      US Financial 100 Index
----             ----------------------------      ----------------------
 4/17/2001*<F3>              $9,479                         $10,000
 4/30/2001                   $9,773                         $10,336
 5/31/2001                  $10,180                         $10,774
 6/30/2001                  $10,199                         $10,798
 7/31/2001                  $10,038                         $10,646
 8/31/2001                   $9,469                         $10,045
 9/30/2001                   $8,919                          $9,463
10/31/2001                   $8,711                          $9,247

*<F3>  April 17, 2001 inception date.

Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN
                                                         Since
                                                       Inception
                                                        4/17/01
                                                        -------
               Dow Jones U.S. Financial:
                 Class A Shares                         -12.92%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index was designed to measure the performance of the financial services industry segment of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The North Track Dow Jones U.S. Financial 100 Plus Fund is designed to provide investors with broad exposure to the domestic financial services industry. From its inception on April 17, 2001 through the end of its fiscal year on October 31, the Fund's total return at net asset value was negative 8.1%. That compares favorably to the S&P 500 Index, which had a total return of negative 10.5% for the same period.

  From its inception through the end of the second calendar quarter, the Fund's net asset value climbed 7.6%, outpacing the S&P 500 Index, which returned 3.0% for the same period. The Federal Reserve cut short-term interest rates three times in the quarter, which helped lift stock prices for most of the Fund's holdings. Fundamental results generally improved as well. Insurance companies began to gain pricing power after several years of intense price competition. Banks were able to expand margins modestly and Fannie Mae and Freddie Mac, the top mortgage purchasers in the country and two of the Fund's top ten holdings, were bolstered by lower borrowing costs and strong mortgage demand. The fact that there were only scattered earnings disappointments in the financial sector and that valuations appeared modest attracted investors, many of whom were weary of the higher volatility of other market segments.

  The third quarter was one of the worst in stock market history. The Fund's net asset value plunged 13.1%, but managed to outperform the S&P 500 Index, which posted a negative 15.0% return for the period. The economy, which was weak going into the quarter, was tipped into recession by the terrorist attacks of September 11. The Fed cut rates twice in the quarter and signaled that it was prepared to make more cuts in an effort to keep the economy from sinking further. Near-term earnings estimates for many of the Fund's holdings were revised downward in anticipation of protracted economic weakness. Every financial sub-sector, except REITs, posted a negative return for the quarter. In October, the last month of the Fund's fiscal year, its net asset value declined 2.3% as economic factors continued to weigh heavily on investor sentiment.

  What is our outlook for the year ahead? The economy is likely to struggle for another quarter or two, but the current recession, like all past recessions, will end and economic growth will resume. The Federal Reserve and the Federal government are applying massive monetary and fiscal stimulus in an attempt to kick-start the economy. Energy prices have moderated, interest rates are at historic lows and inflation is nearly nonexistent. These factors point to a domestic economy on the mend by the middle of next year. Experience tells us that stock prices often begin to advance well before the economy recovers.

  The Fund remains broadly diversified across the financial sector. Several of the financial sub-sectors tend to fare well in the early stages of an economic recovery, while most do best when the economy is experiencing modest growth. Accordingly, we are cautiously optimistic about the Fund's prospects for the coming year. In fact, the Fund's return for November 2001 was 7.6%, slightly better than the 7.5% return of the S&P 500 Index for the month. The vast majority of the companies in the Fund have reliable earnings growth, attractive dividends and reasonable valuations, relative to other market sectors. We believe that the Fund is an excellent selection for those wishing to add financial services exposure to their portfolio.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the funds outstanding for the period indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                                  DOW JONES U.S. HEALTH CARE
                                                                                        100 PLUS FUND
                                                                            -------------------------------------
                                                                              For the period from April 17, 2001
                                                                                 (commencement of operations)
                                                                                   through October 31, 2001
                                                                            -------------------------------------
                                                                            Class A        Class B        Class C
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00         $10.00         $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                       (.01)          (.03)          (.04)
     Net realized and unrealized gains on investments                           .22            .20            .22
                                                                             ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                           .21            .17            .18
                                                                             ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --             --             --
     Distributions from net realized capital gains on investments                --             --             --
     Distributions in excess of net realized capital gains                       --             --             --
                                                                             ------         ------         ------
     TOTAL DISTRIBUTIONS                                                         --             --             --
                                                                             ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                               $10.21         $10.17         $10.18
                                                                             ------         ------         ------
                                                                             ------         ------         ------

TOTAL RETURN**<F5>                                                             2.1%++<F7>     1.7%++<F7>     1.8%++<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $6,894         $3,595         $1,724
Ratio of net expenses to average net assets                                    1.2%*+         1.9%*+         1.9%*+
                                                                                <F4><F6>       <F4><F6>       <F4><F6>
Ratio of net investment loss to average net assets                           (0.4)%*+       (1.1)%*+       (1.1)%*+
                                                                                <F4><F6>       <F4><F6>       <F4><F6>
Portfolio turnover rate                                                       13.5%++<F7>    13.5%++<F7>    13.5%++<F7>

  *<F4>   Annualized.
 **<F5> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F6> Reflects a contractual reimbursement of fund expenses of 2.0% in Class A Shares, 1.9% in Class B Shares, and 2.0% in Class C Shares in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 3.2% for Class A Shares, 3.9% for Class B Shares, and 3.9% for Class C Shares.
 ++<F7>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   DOW JONES U.S. FINANCIAL
                                                                                        100 PLUS FUND
                                                                            -------------------------------------
                                                                              For the period from April 17, 2001
                                                                                 (commencement of operations)
                                                                                   through October 31, 2001
                                                                            -------------------------------------
                                                                            Class A        Class B        Class C
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $10.00         $10.00         $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                      .02             --             --
     Net realized and unrealized losses on investments                         (.83)          (.84)          (.84)
                                                                             ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                                          (.81)          (.84)          (.84)
                                                                             ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --             --             --
     Distributions from net realized capital gains on investments                --             --             --
     Distributions in excess of net realized capital gains                       --             --             --
                                                                             ------         ------         ------
     TOTAL DISTRIBUTIONS                                                         --             --             --
                                                                             ------         ------         ------
NET ASSET VALUE, END OF PERIOD                                               $ 9.19         $ 9.16         $ 9.16
                                                                             ------         ------         ------
                                                                             ------         ------         ------

TOTAL RETURN**<F9>                                                           (8.1)%++<F11>  (8.4)%++<F11>  (8.4)%++<F11>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $4,394         $1,897         $1,121
Ratio of net expenses to average net assets                                    1.2%*+         1.9%*+         1.9%*+
                                                                                <F8><F10>      <F8><F10>      <F8><F10>
Ratio of net investment income to average net assets                           0.8%*<F8>        --*<F8>        --*<F8>
Portfolio turnover rate                                                        8.8%++<F11>    8.8%++<F11>    8.8%++<F11>

  *<F8>   Annualized.
 **<F9> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F10> Reflects a contractual reimbursement of fund expenses of 3.1% in Class A Shares, 2.7% in Class B Shares, and 3.0% in Class C Shares in 2001. Without reimbursement the ratio of net expenses to average net assets would have been 4.3% for Class A Shares, 4.7% for Class B Shares, and 4.9% for Class C Shares.
++<F11>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                 BALANCE SHEETS
                                OCTOBER 31, 2001

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
                                              100 PLUS FUND      100 PLUS FUND
                                             ----------------   --------------
ASSETS:
Investments:
   Cost basis of investments                   $12,853,841        $8,677,951
                                               -----------        ----------
                                               -----------        ----------

   Long-term investments in securities         $12,211,757        $7,379,442
   Short-term investments                          619,546           488,196
                                               -----------        ----------
       Total investments
         (See Schedule of Investments)          12,831,303         7,867,638

Receivables:
   Capital shares sold                             243,053           145,363
   Dividends and interest                            7,419             7,554
                                               -----------        ----------
       Total receivables                           250,472           152,917
Other assets                                        26,751            24,953
                                               -----------        ----------
   Total assets                                $13,108,526        $8,045,508
                                               -----------        ----------
                                               -----------        ----------

LIABILITIES:
Payables:
   Capital shares redeemed                           2,272            22,326
   Management fees                                   5,021             3,157
   Other accrued expenses                           10,818            10,026
   Collateral on securities loaned, at value       531,950           298,430
   Investments purchased                           344,843           298,254
   Other liabilities                                   142               147
                                               -----------        ----------
       Total liabilities                           895,046           632,340
                                               -----------        ----------

NET ASSETS:
Capital stock                                   12,240,460         8,188,454
Undistributed net investment income                     --            27,391
Undistributed net realized gains
  (losses) on investments                           (4,442)            7,636
Net unrealized depreciation on investments         (22,538)         (810,313)
                                               -----------        ----------
       Total net assets                         12,213,480         7,413,168
                                               -----------        ----------
       Total liabilities and net assets        $13,108,526        $8,045,508
                                               -----------        ----------
                                               -----------        ----------

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PROCEEDS PER SHARE

Class A:
   Net Asset Value                             $ 6,893,849        $4,394,380
   Shares Outstanding                              675,181           477,915
   Redemption Price                            $     10.21        $     9.19
                                               -----------        ----------
                                               -----------        ----------
   Offering Price                              $     10.78        $     9.70
                                               -----------        ----------
                                               -----------        ----------

Class B:
   Net Asset Value                             $ 3,595,359        $1,897,458
   Shares Outstanding                              353,371           207,112
   Offering and Redemption Price               $     10.17        $     9.16
                                               -----------        ----------
                                               -----------        ----------

Class C:
   Net Asset Value                             $ 1,724,272        $1,121,330
   Shares Outstanding                              169,446           122,364
   Redemption Price                            $     10.18        $     9.16
                                               -----------        ----------
                                               -----------        ----------
   Offering Price                              $     10.28        $     9.25
                                               -----------        ----------
                                               -----------        ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
              FROM INCEPTION AT APRIL 17, 2001 TO OCTOBER 31, 2001

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
                                              100 PLUS FUND      100 PLUS FUND
                                             ----------------   --------------
INVESTMENT INCOME:
Dividends                                       $ 26,714           $  45,070
Interest                                             643                 504
Security lending income                              231                  45
                                                --------           ---------
     Total investment income                      27,588              45,619
                                                --------           ---------

EXPENSES:
Investment advisory fees                          19,132              12,926
Custodian fees                                       985                 985
Transfer agent fees                                2,955               2,955
Broker service fees                               15,841              10,122
Distribution fees - Class B & C                    3,627               2,160
Professional fees                                 17,346              17,346
Registration                                      18,336              18,336
Communication                                      3,940               3,940
Director fees                                        439                 426
Pricing of investments                             3,940               3,940
Administration fees                                3,479               2,350
Other expense                                     10,897              10,622
Organizational costs                              19,626              18,709
                                                --------           ---------
     Total expenses                              120,543             104,817
Less expenses absorbed by advisor                (68,969)            (70,944)
                                                --------           ---------
  Net expenses                                    51,574              33,873
                                                --------           ---------
NET INVESTMENT INCOME (LOSS)                     (23,986)             11,746
                                                --------           ---------
NET REALIZED GAINS ON INVESTMENTS                  2,142               7,141
NET UNREALIZED DEPRECIATION ON INVESTMENTS       (22,538)           (810,313)
                                                --------           ---------
  Net losses on investments                      (20,396)           (803,172)
                                                --------           ---------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                     $(44,382)          $(791,426)
                                                --------           ---------
                                                --------           ---------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
              FROM INCEPTION AT APRIL 17, 2001 TO OCTOBER 31, 2001

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
                                              100 PLUS FUND      100 PLUS FUND
                                             ----------------   --------------
OPERATIONS:
Net investment income (loss)                   $   (23,986)       $   11,746
Net realized gains on investments                    2,142             7,141
Net unrealized depreciation on investments         (22,538)         (810,313)
                                               -----------        ----------
     Net decrease in net assets
       resulting from operations                   (44,382)         (791,426)
                                               -----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                   --                --
Net realized gains on investments                       --                --
                                               -----------        ----------
     Total distributions                                --                --
                                               -----------        ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                     12,885,335         8,415,866
Net asset value of shares
  issued in distributions                               --                --
Cost of shares redeemed                           (627,473)         (211,272)
                                               -----------        ----------
     Net increase in net assets from
       capital share transactions               12,257,862         8,204,594
                                               -----------        ----------
     Total increase                             12,213,480         7,413,168

NET ASSETS:
Balance at beginning of period                          --                --
                                               -----------        ----------
Balance at end of period                       $12,213,480        $7,413,168
                                               -----------        ----------
                                               -----------        ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES --

   North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with ten funds: Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Wisconsin Tax-Exempt Fund, Cash Reserve Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report contains information for the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

   Both Funds offer Class A, B and C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

   The following is a summary of the significant accounting policies of North Track.

   (a)  Security Valuation
        Exchange traded securities, including futures contracts and options, and over-the-counter securities are valued at the last sales price as of the close of regular trading on the valuation day or lacking any sales, at the latest bid quotation. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors.

   (b)  Option Transactions
        Consistent with their investment objectives the Funds may purchase exchange-traded call options and put options on various broad market stock indexes or indexes with component stocks that are similar to the index whose performance the Fund seeks to track. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

        There were no option contracts purchased or sold by any of the Funds for the fiscal year ended October 31, 2001.

   (c)  Futures Contracts
        The Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

   (d)  Net Realized Gains and Losses and Investment Income
        Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended October 31, 2001, were comprised of the following:

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
                                              100 PLUS FUND      100 PLUS FUND
                                             ----------------   --------------
   Net realized gains (losses)
     on investment                                $2,142             $7,141
   Net realized (losses)
     on options and futures                           --                 --
                                                  ------             ------
   Total net realized gains
     (losses) on investments                      $2,142             $7,141
                                                  ------             ------
                                                  ------             ------

   (e)  Federal Income Taxes
        Provision has not been made for Federal income taxes since each fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, reclassifications were recorded to increase undistributed net investment income by $23,986 and $15,645; (decrease)/increase undistributed net realized gains on investments by $(6,584) and $495; and decrease capital stock by $17,402 and $16,140 for the Dow Jones U.S. Health Care 100 Plus and the Dow Jones U.S. Financial 100 Plus Funds, respectively. The Dow Jones U.S. Financial 100 Plus Fund hereby designates approximately $300 as long-term capital gains for purposes of the dividends paid deduction.

        For the year ended October 31, 2001, 100% of the dividends from taxable income, including short-term gains, for the Dow Jones U.S. Financial 100 Plus Fund qualify for the dividends received deduction available to corporate shareholders.

   (f)  Expenses
        Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds.

   (g)  Distributions to Shareholders
        Dividends to shareholders are recorded on the ex-dividend date.

   (h)  Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   North Track has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, each Fund pays BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .55% of the first $100 million of assets, .50% of the next $400 million of assets and .45% of assets over $500 million.

   For the period, the advisor reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $68,969 and the Dow Jones U.S. Financial 100 Plus Fund $70,944. These reimbursements were contractual obligations which expired October 31, 2001.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, and administrative service fees, and 12b-1 fees paid to BCZ for the period ended October 31, 2001, were as follows for each Fund:

                                                                  COMMISSIONS      ACCOUNTING
                                                ADMINISTRATIVE        ON          AND PRICING
                                                     FEES         FUND SHARES         FEES        12B-1 FEES
                                                --------------    -----------     -----------     ----------
Dow Jones U.S. Health Care 100 Plus Fund           $ 2,565          $139,892        $ 8,656         $ 2,102
Dow Jones U.S. Financial 100 Plus Fund               1,776            80,981          8,656           1,697
                                                   -------          --------        -------         -------
                                   TOTAL           $ 4,341          $220,873        $17,312         $ 3,799
                                                   -------          --------        -------         -------
                                                   -------          --------        -------         -------

3. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 2001 aggregated:

                                               PURCHASES   PROCEEDS FROM SALES
                                               ---------   -------------------
   Dow Jones U.S. Health Care 100 Plus Fund   $13,165,200        $933,048
   Dow Jones U.S. Financial 100 Plus Fund       8,600,874         415,630

   Net unrealized appreciation (depreciation) on investments as of October 31, 2001, included:

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
                                              100 PLUS FUND      100 PLUS FUND
                                             ----------------   --------------
   Gross unrealized appreciation               $   578,416        $  107,535
   Gross unrealized (depreciation)                (605,396)         (924,083)
                                               -----------        ----------
   Net unrealized (depreciation)               $   (26,980)       $ (816,548)
                                               -----------        ----------
                                               -----------        ----------
   Cost of investments                         $12,858,283        $8,684,186
                                               -----------        ----------
                                               -----------        ----------

4. LINE OF CREDIT --

   North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. Each Fund's policies allow borrowings for temporary or emergency purposes.

5. SECURITIES LENDING --

   Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds.
   The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

   The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded on the Statements of Operations.

6. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three Classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

   (b) Capital share activity from inception through October 31, 2001, were as follows:

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
        CLASS A SHARES                        100 PLUS FUND      100 PLUS FUND
        --------------                       ----------------   --------------
        SHARES OUTSTANDING
          AT APRIL 17, 2001
          (Commencement of Operations)                --                 --
          Shares issued                          730,725            494,476
          Shares issued in distributions              --                 --
          Shares redeemed                        (55,544)           (16,561)
                                                 -------            -------
        SHARES OUTSTANDING
          AT OCTOBER 31, 2001                    675,181            477,915
                                                 -------            -------
                                                 -------            -------

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
        CLASS B SHARES                        100 PLUS FUND      100 PLUS FUND
        --------------                       ----------------   --------------
        SHARES OUTSTANDING
          AT APRIL 17, 2001
          (Commencement of Operations)                --                 --
          Shares issued                          356,267            210,872
          Shares issued in distributions              --                 --
          Shares redeemed                         (2,896)            (3,760)
                                                 -------            -------
        SHARES OUTSTANDING
          AT OCTOBER 31, 2001                    353,371            207,112
                                                 -------            -------
                                                 -------            -------

                                                DOW JONES          DOW JONES
                                             U.S. HEALTH CARE   U.S. FINANCIAL
        CLASS C SHARES                        100 PLUS FUND      100 PLUS FUND
        --------------                       ----------------   --------------
        SHARES OUTSTANDING
          AT APRIL 17, 2001
          (Commencement of Operations)                --                 --
          Shares issued                          172,039            124,930
          Shares issued in distributions              --                 --
          Shares redeemed                         (2,593)            (2,566)
                                                 -------            -------
        SHARES OUTSTANDING
          AT OCTOBER 31, 2001                    169,446            122,364
                                                 -------            -------
                                                 -------            -------

   (c) The maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

        The maximum offering price per Class C Share is computed based on a maximum sales charge of 1.00% of the offering price or 1.01% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 99.0.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 100.0%

ADVANCED MED EQUIPMENT -- 7.6%
       Beckman Coulter, Inc.                             1,080     $    45,868
       Biomet, Inc.                                      3,500         106,750
       DENTSPLY International, Inc.                        880          39,591
*<F12> Guidant Corporation                               3,580         148,606
*<F12> Haemonetics Corporation                             540          20,574
       Medtronic, Inc.                                   8,850         356,655
*<F12> St. Jude Medical, Inc.                            1,190          84,490
*<F12> Stryker Corporation                               1,940         109,106
*<F12> VISX, Incorporated                                1,490          17,507
                                                                   -----------
                                                                       929,147
                                                                   -----------

BIOTECHNOLOGY -- 18.8%
*<F12> Affymetrix, Inc.                                  1,160          34,858
*<F12> Alkermes, Inc.                                    1,340          34,371
*<F12> Amgen, Inc.                                       7,280         413,650
       Applera Corporation -
         Applied Biosystems Group                        3,050          88,999
*<F12> Biogen,Inc.                                       1,940         106,700
*<F12> Bio-Technology General Corporation                1,740          12,441
*<F12> Chiron Corporation                                1,660          89,341
*<F12> COR Therapeutics, Inc.                            1,260          28,388
*<F12> CV Therapeutics, Inc.                               470          18,537
       Delta and Pine Land Company                       1,010          18,231
*<F12> Enzon, Inc.                                         760          47,006
*<F12> Genentech, Inc.                                   2,720         142,120
*<F12> Genzyme Corporation -
         General Division                                2,610         140,810
*<F12> Gilead Sciences, Inc.                             1,350          84,915
*<F12> Human Genome Sciences, Inc.                       1,770          75,455
*<F12> ICOS Corporation                                    860          49,665
*<F12> IDEC Pharmaceuticals Corporation                  1,960         117,561
*<F12> IDEXX Laboratories, Inc.                            840          21,168
*<F12> ImClone Systems Incorporated                      1,140          69,757
*<F12> Immunex Corporation                               4,320         103,205
*<F12> Incyte Genomics, Inc.                             1,580          23,542
*<F12> Laboratory Corporation
         of America Holdings                               760          65,512
*<F12> Medarex, Inc.                                     1,490          30,694
*<F12> MedImmune, Inc.                                   2,670         104,770
*<F12> Millennium Pharmaceuticals, Inc.                  3,090          78,671
*<F12> Molecular Devices Corporation                       550           8,905
*<F12> Myriad Genetics, Inc.                               530          24,380
*<F12> Protein Design Labs, Inc.                         1,590          52,485
*<F12> Quest Diagnostics Incorporated                    1,080          70,610
*<F12> Quintilies Transnational Corporation              2,340          37,112
*<F12> Regeneron Pharmaceuticals, Inc.                     780          17,238
*<F12> SICOR Inc.                                        1,480          27,750
*<F12> Scios Inc.                                        1,090          25,179
*<F12> Vertex Pharmaceuticals Incorporated               1,520          37,240
                                                                   -----------
                                                                     2,301,266
                                                                   -----------

HEALTH CARE PROVIDERS -- 12.2%
       Aetna Inc.                                        2,260          62,466
*<F12> Apria Healthcare Group Inc.                       1,210          27,830
       CIGNA Corporation                                 1,750         127,575
*<F12> Coventry Health Care, Inc.                        1,050          22,512
*<F12> Express Scripts, Inc, - Class A                   1,120          45,853
       HCA-The Healthcare Company                        4,640         184,022
*<F12> Health Management Associates,
         Inc. - Class A                                  3,750          73,088
*<F12> Health Net Inc.                                   2,240          49,168
*<F12> HealthSouth Corporation                           5,620          73,172
*<F12> Humana Inc.                                       3,220          37,191
*<F12> Lincare Holdings Inc.                             1,920          49,344
*<F12> Manor Care, Inc.                                  1,890          44,150
*<F12> Orthodontic Centers of America, Inc.                990          24,978
*<F12> Oxford Health Plans, Inc.                         1,800          42,408
*<F12> Province Healthcare Company                         710          19,561
*<F12> Renal Care Group, Inc.                            1,020          32,028
*<F12> Tenet Healthcare Corporation                      3,250         186,940
*<F12> Trigon Healthcare, Inc. - Class A                   690          42,359
       UnitedHealth Group Incorporated                   3,110         204,483
*<F12> Universal Health Services,
         Inc. - Class B                                    960          38,774
*<F12> Wellpoint Health Networks Inc.                      880          98,199
                                                                   -----------
                                                                     1,486,101
                                                                   -----------

MEDICAL SUPPLIES -- 11.6%
       Abbott Laboratories                               9,530         504,899
*<F12> Apogent Technologies Inc.                         1,910          44,732
       Bausch & Lomb Incorporated                        1,080          35,165
       Baxter International Inc.                         5,250         253,942
       Becton Dickinson and Company                      3,230         115,634
*<F12> Boston Scientific Corporation                     4,050          92,097
       C. R. Bard, Inc.                                    900          49,410
*<F12> Cytyc Corporation                                 1,980          51,916
*<F12> Henry Schein, Inc.                                  890          30,038
       Hillenbrand Industries, Inc.                        890          47,188
       Mentor Corporation                                  640          17,869
       Omnicare, Inc.                                    1,860          36,977
*<F12> Patterson Dental Company                          1,160          44,080
*<F12> Zimmer Holdings, Inc.                             2,830          87,475
                                                                   -----------
                                                                     1,411,422
                                                                   -----------

PHARMACEUTICAL -- 49.8%
       Allergan, Inc.                                    1,710         122,761
       Alpherma Inc. - Class A                             760          21,052
       American Home
         Products Corporation                            8,620         481,255
*<F12> Andrx Group                                         890          57,788
       Bristol-Myers Squibb Company                     11,270         602,382
*<F12> Cephalon, Inc.                                      860          54,223
       Eli Lilly and Company                             6,410         490,365
*<F12> Forest Laboratories, Inc.                         2,010         149,503
       ICN Pharmaceuticals, Inc.                         1,550          37,525
*<F12> Inhale Therapeutic Systems, Inc.                  1,330          23,275
*<F12> IVAX Corporation                                  2,797          57,478
       Johnson & Johnson                                15,306         886,370
*<F12> King Pharmaceuticals, Inc.                        2,670         104,103
*<F12> Medicis Pharmaceutical Corporation                  630          36,345
       Merck & Company, Inc.                            12,170         776,568
*<F12> Mylan Laboratories Inc.                           1,980          73,003
*<F12> NPS Pharmaceuticals, Inc.                           710          25,652
       Pfizer Inc.                                      28,140       1,179,066
       Pharmacia Corporation                             9,340         378,457
       Schering-Plough Corporation                      10,480         389,646
*<F12> Sepracor Inc.                                     1,310          62,146
*<F12> Watson Pharmaceuticals, Inc.                      1,570          74,858
                                                                   -----------
                                                                     6,083,821
                                                                   -----------
Total Common Stocks
  (Cost $12,234,295)                                                12,211,757
                                                                   -----------

SHORT-TERM INVESTMENTS -- 5.1%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                  87,596          87,596
       Short-Term Investments Held as
         Collateral for Loaned Securities                              531,950
                                                                   -----------
Total Short-Term Investments                                           619,546
                                                                   -----------
Total Investments                                                  $12,831,303
                                                                   -----------
                                                                   -----------

*<F12> Non-income producing

                 Percentages shown are a percent of net assets.

  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                        NUMBER        MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------

COMMON STOCKS -- 99.5%

BANKING -- 34.4%
       AmSouth Bancorporation                            1,970      $   34,061
       Bank of America Corporation                       5,900         348,041
       Bank of New York Company, Inc.                    3,250         110,532
       Bank One Corporation                              4,810         159,644
       BB&T Corporation                                  2,030          65,163
       Comerica Incorporated                               910          41,942
       Fifth Third Bancorp                               2,130         120,175
       First Tennessee National Corporation                720          24,876
       FleetBoston Financial Corporation                 4,530         148,856
       Huntington Bancshares Incorporated                1,420          21,911
       J.P. Morgan Chase & Co.                           7,610         269,089
       KeyCorp                                           2,160          45,922
       M&T Bank Corporation                                490          32,095
       Marshall & Ilsley Corporation                       540          31,666
       Mercantile Bankshares Corporation                   420          16,052
       National City Corporation                         2,460          64,944
       National Commerce Bancorporation                  1,140          25,935
       North Fork Bancorporation, Inc.                     900          25,110
       Northern Trust Corporation                        1,030          52,005
       PNC Financial Services Group                      1,370          75,213
       Popular, Inc.                                       680          19,972
       Regions Financial Corporation                     1,210          32,561
       SouthTrust Corporation                            1,770          40,108
       SunTrust Banks, Inc.                              1,200          71,832
       Synovus Financial Corp.                           1,210          27,854
       TCF Financial Corporation                           440          18,480
       U.S. Bancorp                                      8,240         146,507
       Union Planters Corporation                          740          29,970
       Wachovia Corporation                              5,790         165,594
       Wells Fargo & Company                             6,560         259,120
       Zions Bancorporation                                520          24,918
                                                                   -----------
                                                                     2,550,148
                                                                   -----------

DIVERSIFIED FINANCIAL -- 27.6%
       American Express Company                          4,950         145,678
*<F13> AmeriCredit Corp.                                   520           8,060
*<F13> The BISYS Group, Inc.                               340          17,687
       Capital One Financial Corporation                 1,040          42,962
       Citigroup Inc.                                   15,870         722,402
       Countrywide Credit Industries, Inc.                 650          25,955
       Fannie Mae                                        3,800         307,648
       Federated Investors, Inc. - Class B                 590          15,399
       Franklin Resources, Inc.                            810          26,001
       Freddie Mac                                       2,820         191,252
       Household International, Inc.                     2,030         106,169
*<F13> John Hancock Financial Services, Inc.             1,530          52,142
       Marsh & McLennan Companies, Inc.                  1,200         116,100
       MBNA Corporation                                  3,350          92,494
       Providian Financial Corporation                   1,640           6,380
       SEI Investments Company                             470          14,453
       State Street Corporation                          1,550          70,587
       Stilwell Financial, Inc.                          1,210          24,333
       USA Education Inc.                                  770          62,801
                                                                   -----------
                                                                     2,048,503
                                                                   -----------

INSURANCE FULL-LINE -- 10.2%
       Allmerica Financial Corporation                     320          12,480
       American International Group, Inc.                8,133         639,254
       Aon Corporation                                   1,160          44,126
       Hartford Financial
         Services Group, Inc.                            1,150          62,100
                                                                   -----------
                                                                       757,960
                                                                   -----------

INSURANCE LIFE -- 3.9%
       AFLAC INCORPORATED                                2,540          62,128
*<F13> Conseco, Inc.                                     2,150           6,429
       Jefferson-Pilot Corporation                         810          33,494
       Lincoln National Corporation                        970          41,079
       MetLife, Inc.                                     3,350          90,115
       Torchmark Corporation                               700          25,921
       UnumProvident Corporation                         1,190          26,692
                                                                   -----------
                                                                       285,858
                                                                   -----------

INSURANCE PROP/CASUALTY -- 7.8%
       ACE Limited                                       1,190          41,947
       The Allstate Corporation                          3,060          96,023
       Ambac Financial Group, Inc.                         570          27,360
       The Chubb Corporation                               840          57,372
       Cincinnati Financial Corporation                    850          31,620
       Everest Re Group, Ltd.                              260          17,381
       Loews Corporation                                   750          38,100
       MBIA, Inc.                                          775          35,697
       MGIC Investment Corporation                         530          27,422
       Old Republic International
         Corporation                                       660          16,744
       The Progressive Corporation                         330          45,774
       Radian Group Inc.                                   540          18,290
       SAFECO Corporation                                  730          22,513
       The St. Paul Companies, Inc.                      1,040          47,736
       XL Capital Ltd. Cl A                                610          52,985
                                                                   -----------
                                                                       576,964
                                                                   -----------

REAL ESTATE -- 2.8%
       Apartment Investment & Management
       Company - Class A                                   430          18,047
       Archstone Communities Trust                         920          22,264
       Avalonbay Communities, Inc.                         380          17,252
       Duke-Weeks Realty Corporation                       720          16,596
       Equity Office Properties Trust                    1,994          56,829
       Equity Residential Properties Trust               1,390          36,071
       ProLogis Trust                                    1,000          19,930
       Simon Property Group, Inc.                          790          21,725
                                                                   -----------
                                                                       208,714
                                                                   -----------

SAVINGS & LOAN -- 3.0%
       Charter One Financial, Inc.                       1,191          32,455
       Dime Bancorp, Inc.                                  670          22,700
       Golden West Financial Corporation                   720          34,992
       Greenpoint Financial Corp.                          510          16,345
       Washington Mutual, Inc.                           3,825         115,477
                                                                   -----------
                                                                       221,969
                                                                   -----------

SECURITIES BROKERS -- 9.8%
       A.G. Edwards, Inc.                                  470          18,584
       The Bear Stearns Companies Inc.                     550          29,700
       The Charles Schwab Corporation                    5,060          65,173
*<F13> E*TRADE Group, Inc.                               1,670          10,905
       The Goldman Sachs Group, Inc.                     1,000          78,160
       Legg Mason, Inc.                                    390          16,423
       Lehman Brothers Holdings Inc.                     1,150          71,829
       Mellon Financial Corporation                      2,250          75,600
       Merrill Lynch & Co., Inc.                         3,320         145,117
       Morgan Stanley Dean Witter & Co.                  4,050         198,126
       T. Rowe Price Group Inc.                            710          19,709
                                                                   -----------
                                                                       729,326
                                                                   -----------
Total Common Stocks
  (Cost $8,189,755)                                                  7,379,442
                                                                   -----------

SHORT-TERM INVESTMENTS -- 6.6%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares                 189,766         189,766
       Short-Term Investments Held as
         Collateral for Loaned Securities                              298,430
                                                                   -----------
Total Short-Term Investments                                           488,196
                                                                   -----------
Total Investments                                                  $ 7,867,638
                                                                   -----------
                                                                   -----------

*<F13> Non-income producing

                 Percentages shown are a percent of net assets.

  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  North Track Funds and the Shareholders of the Dow Jones U.S. Health Care 100 Plus and the Dow Jones U.S. Financial 100 Plus Funds:

  We have audited the accompanying balance sheets, including the schedules of investments, of the North Track Funds (a Maryland corporation) Dow Jones U.S. Health Care 100 Plus and the Dow Jones U.S. Financial 100 Plus Funds as of October 31, 2001, and the related statements of operations and the statements of changes in net assets and the financial highlights for the period from inception on April 17, 2001 through the period ended October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the North Track Funds Dow Jones U.S. Health Care 100 Plus and the Dow Jones U.S. Financial 100 Plus Funds as of October 31, 2001, the results of its operations and the changes in its net assets and the financial highlights for the period from inception on April 17, 2001 through the period ended October 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 30, 2001

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

Dow Jones is a service mark of Dow Jones and Company and has been licensed for use by the licensee.

Dow Jones does not sponsor, endorse, sell or promote these funds and makes no representation regarding the advisability of investing in these funds.

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT405-1201